Exhibit 10.5.2

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Amendment No. 1 to the Source Leukocytes and Plasma Agreement
Between

The American National Red Cross, Penn-Jersey Region (“ARC”),
and
Macrocure Ltd. (“Macrocure”)

WHEREAS, ARC and Macrocure entered into the Source Leukocytes and Plasma Agreement with an ARC execution date of March 26, 2013 (the “Agreement”); and

WHEREAS, ARC and Macrocure desire to amend the Agreement as of the day last executed below (the “Amendment Effective Date”).

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, the parties agree to amend the Agreement as follows:

1.	ARTICLE 2. ACCEPTANCE, Section 2.4.1 the first sentence which reads “Within two hours (2) hours of delivery to Customer, Customer must notify ARC of its rejection of BRM for failure to conform to the specifications as set forth in Attachment B and notify ARC of the circumstances giving rise to the rejection.” is replaced and superseded by the following new 1st sentence:

“Within two (2) hours of delivery to Customer, Customer must notify ARC of its rejection of BRM for failure to conform to the specifications as set forth in Attachments B and notify ARC of the circumstances giving rise to the rejection, except for the pathogen testing results, which depend on the logistic delivery to the responsible ARC National Testing Laboratory and the testing times of deployed diagnostic methods.”

2.	ARTICLE 6, FEES AND PAYMENT, Section 6.1.2 is replaced and superseded in its entirety by the following:

“Beginning April 10, 2015 all Fees and prices shall increase on April 9th of the contract year at a rate that is in accordance with CPI.”

3.	ARTICLE 8, TERM, TERMINATION, and SURVIVAL, Section 8.1

(a)	The Parties agree that the Agreement will renew for an additional Term from March 25, 2015 through April 25, 2017.

(b)	The second sentence of the Section 8.1 which reads “The Term of this Agreement shall automatically renew for subsequent twelve (12) month terms, unless written notice of termination is provided by a Party to the other Party at least nine (9) month prior to the then-current term.” is replaced and superseded by the following:

“Either Party shall notify the other the Party of its desire to renew this Agreement at least nine (9) months before the end of a Term. If a renewal of the Agreement is mutually desired, the Parties will negotiate to amend the Agreement and if successful, execute an appropriate amendment.”

4.	ATTACHMENT B

Notwithstanding anything in the Agreement to the contrary, the Parties agree that the following Fees are added to Attachment B as follows:

SERVICE	DESCRIPTION	FEE
Donor Recruitment	Weekly recruitment efforts to recruit up to 10 qualified donors to the blood collection sites. (Successful recruitment is not guaranteed as it is dependent upon factors beyond ARC control)	***** per week per up to 10 recruited donors
Red Blood Cell Usability Surcharge	Surcharge for red blood cell units rendered unusable for transfusion	***** per type O negative unit ***** per unit non O negative
AB Plasma Surcharge	Blood type AB	***** per plasma unit

Except as to the terms amended by this Amendment, all other terms and conditions of the Agreement, including all amendments, attachments, and addenda thereto are declared by the parties to be in full force and effect, and, except as otherwise provided in this Amendment, all defined terms used in this Amendment shall have the meanings set forth for such terms in this Amendment.

SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the day and year written below.

MACROCURE LTD.		The American National Red Cross Penn-Jersey Region
SIGNATURE:	/s/ David Ben-Ami	SIGNATURE:	/s/ Robert Kessler
NAME:	David Ben-Ami	NAME:	Robert Kessler
TITLE:	Chairman	TITLE:	CEO
DATE:	April 17th	DATE:	4/23/14
ADDRESS:		ADDRESS:
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